FERROSUR ROCA S.A. CONCESSION AND RELATED RAIL SERVICES	12 Months Ended
Dec. 31, 2022
Disclosue Of Concession [abstract]
FERROSUR ROCA S.A. CONCESSION AND RELATED RAIL SERVICES	FERROSUR ROCA S.A. CONCESSION AND RELATED RAIL SERVICES
On March 11, 1993, Ferrosur Roca S.A. obtained the concession of the General Roca National Cargo Railway Network with the exception of the Altamirano-Miramar corridor and the urban sections, through the approval of the concession contract formalized by National Executive Branch Decree No. 2681/92, after the presentation made through a national and international tender and formalized to that effect. The area of influence is concentrated in the center and south of the province of Buenos Aires, north of the province of Río Negro and Neuquén. It has access to the ports of Buenos Aires, Dock Sud, La Plata, Quequén, and Bahía Blanca.
Ferrosur Roca S.A. is indirectly controlled by the Company, through Cofesur S.A.U. which owns 80% of the interest, 16% of which belongs to the National State and the remaining 4% belongs to the workers of Ferrosur Roca S.A. through a trust created for this purpose.
The term of the concession is 30 years, which expires in March 2023, and originally provides for an extension of 10 additional years.
Ferrosur Roca S.A. requested the above-mentioned extension in due time on March 8, 2018, and in line with the bidding terms and conditions and the concession agreement. The concession extension request was reiterated on March 1, 2019.
On November 7, 2018, Decree No. 1027/2018, which regulated Law No. 27,132, was published in the Official Gazette. The relevant subjects were: readjustment of existing concession contracts with the possibility of extending them for a term not greater than 10 years, full implementation of an open access system on the day following expiration of the last concession contract (of the three private concessions existing at present), including extensions, with the possibility of initiating this modality in the branches that allow it when the planned investments are made; revision of technical standards; revision of the sanction regime, and creation of the registry of operators.
On March 29, 2021, through Resolution No. 219/2021, the National Commission for Transport Regulation (“CNRT”) approved the Rules and Regulations of the National Registry of Railway Operators and granted such capacity to Ferrosur Roca S.A. and the other railway concessionaires and, through Resolution No. 211 of the Ministry of Transport, published in the Official Gazette on June 28, 2021, and rejected the request for an extension of the concession contracts duly submitted by all the private railway concessionaires. Therefore, the railway concession operated by the Company will expire at the end of its original term, that is, on March 10, 2023. The purpose of the National State is that the national railway network be based on a mixed modality combining public and private cargo operators, where the National State will manage the infrastructure and control the related investments, thus allowing any registered railway operator to provide railway services regardless of who owns or possesses the facilities at the point of loading or destination.
As a consequence, the Group understands that, at the end of its concession, it will continue to provide the cargo transport rail services it currently provides but as a cargo operator under the terms set forth in Resolution No. 211, Law No. 27,132, and Decree No. 1027 dated November 7, 2018. To this end, the Group will have to readjust various operational issues once it hands over control of the railway infrastructure linked to its current concession to the National State. The Group’s Management understands that the intention of the National State is to prioritize the continuity of the current operators for each of the existing services and businesses, thus guaranteeing the best use of the experience they have acquired.
On June 9, 2022, the Ministry of Transport published Resolution No. 353/2022 in the Official Gazette, thus granting an 18-month extension to the concession granted to the concessionaire FerroExpreso Pampeano S.A., which expires on June 30, 2023, and setting the “canon” (concession fee) or toll to be paid by the railway operators using the Bahía Blanca – Rosario branch. Subsequently, on July 20, 2022, the National and International Comprehensive Projects Tender No. 1/2022 was published in the Official Gazette by Belgrano Cargas y Logística in order to award the railway operation of the Bahía Blanca – Rosario branch managed by such concession. The bid opening act was held on October 31, 2022, resulting in the tender being void.

Subsequently, on December 22, 2022, the Ministry of Transport published Resolution No. 960/2022 in the Official Gazette, by which the concessions of FerroExpreso Pampeano S.A., Nuevo Central Argentino S.A. and Ferrosur Roca S.A. were extended for 18 additional months as from the expiration date of their respective concessions. Therefore, the concession of Ferrosur Roca S.A. will end in September 2024.

Resolution No. 960/2022 provides that during the extended concession period the services will be delivered on a provisional basis and may be revoked at any time without this generating any subjective right, pending right or setting any precedent that may be claimed in favor of the operators, or otherwise the recognition of any amount for the potential early revocation of the additional concession term granted.

Notwithstanding the above scenario and considering the provisions of Resolution No. 960/2022, the Group has assessed the possible business scenarios, considering that its intention is to continue providing services as operator of the railway network. In these scenarios, the National State, which is responsible for managing the train traffic control systems and maintaining the railway infrastructure, would charge the Group a fee for the use of the railway infrastructure, which would replace direct maintenance expenses currently paid by the concessionaires plus applicable tolls. No other significant changes are currently known regarding the rest of the matters and activities as compared to the current business model of the Group. In addition, the Group’s assessment of the new business model has included estimation of the term for the provision of rail services, the routes and businesses that would be assigned, the future demand for rail freight services, and the allocation of fixed and variable costs in the Group’s new cost structure, among other issues.

The Group has reassessed all accounting estimates associated with the end of the current concession. No significant impact is expected as of the issuance date of these consolidated financial statements in this regard. The Group will continue to monitor the new regulations as they come into effect, as well as the progress of ongoing negotiations with the National State and will record any related effect as soon as it is possible to make an estimate.